SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by  the  Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(2)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
     240.14a-12

                           BAYWOOD INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X]  No  fee  required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

     1)   Amount  Previously  Paid:

     2)   Form,  Schedule  or  Registration  Statement  No.:

     3)   Filing  Party:

     4)   Date  Filed:

                           BAYWOOD INTERNATIONAL, INC.




                                 NOTICE OF 2001

                         ANNUAL MEETING OF STOCKHOLDERS

                               AND PROXY STATEMENT

                           BAYWOOD INTERNATIONAL, INC.




September 17, 2001


Dear  Stockholder:


     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Baywood International, Inc. on October 29, 2001, at 11:30 A.M., in Scottsdale, Arizona. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

     Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.


Sincerely,


/s/  Neil  Reithinger

Neil  Reithinger
Chairman of the Board, President & C.E.O.

                           BAYWOOD INTERNATIONAL, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To  our  Shareholders:


     The Annual Meeting of Stockholders of Baywood International, Inc. (the "Company") will be held at The Hilton Scottsdale Resort & Villas, 6333 North Scottsdale Road, Scottsdale, AZ 85250 on October 29, 2001, at 11:30 A.M. local time, for the following purposes:

     1.   To  elect  the directors of the Company to serve for the ensuing year;

     2. To approve and ratify the selection of Weber & Company, P.C. as independent auditors for the Company;

     3. To transact any other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on September 17, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Shares of common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


By Order of The Board of Directors,

/s/  Karl  H.  Rullich

Karl  H.  Rullich
Secretary
Scottsdale,  Arizona
September  17,  2001

                           BAYWOOD INTERNATIONAL, INC.
                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies from the Stockholders of Baywood International, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to the solicitation will be voted in FOR the nominees named below in the election of Directors and FOR the ratification of the selection of Weber & Company, P.C., as the Company's independent public accountants for 2001. The address of the Company's principal executive offices is 14950 North 83rd Place, Suite 1, Scottsdale, Arizona, 85260. This Proxy Statement and the form of proxy are being mailed on or about September 24th, 2001 to the shareholders of record as of close of business on September 17th, 2001 (the "Record Date").

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. A broker non-vote occurs when a nominee voting holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

     The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with best judgment of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons (in their judgment) consider to be in the best interests of the Company.

                  RECORD DATE AND VOTING SECURITIES OUTSTANDING

     Only stockholders of record at the Record Date are entitled to vote at the meeting. As of the Record Date, there were 31,493,231 shares of the Company's common stock (the "Common Stock") issued and outstanding. Each stockholder entitled to vote shall have one (1) vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the Record Date.

                          ANNUAL REPORT ON FORM 10-KSB

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (the "Annual Report"), which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will provide to each stockholder as of the Record Date, a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20.00 to cover the Company's expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

     The Board of Directors has nominated six (6) persons to serve on the Board of Directors commencing with the 2001 Annual Meeting. The following persons are nominated to serve on the Board of Directors of the Company until the 2002 Annual Meeting of Stockholders. Information concerning the compensation of Officers and Directors, their stock ownership in the Company, and transactions between Officers, Directors and ten percent (10%) or greater Shareholders is set forth below.

                                                        POSITION AND OFFICES
                                                        --------------------
NOMINEE  NAME           AGE       DIRECTOR SINCE               HELD
-------------           ---       --------------               ----

Neil  Reithinger        31            1997          Chairman, President & C.E.O.

Karl  H.  Rullich       68            1991          Vice-President and Director

Dr.  Francis Choi       54            2001                   Director

Samuel  Lam             49            2001                   Director

O. Lee Tawes, III       53            2001                   Director

Carmen  Choi            26            2001                   Director


VOTE  REQUIRED  AND  RECOMMENDATION
-----------------------------------

     The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. Each Nominee has consented to serve. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES.

     Dr. Francis Choi, Mr. Neil Reithinger and Mr. Karl Rullich, who collectively have voting power over approximately 45.2% of the issued and outstanding shares of the Company's common stock, have indicated that they will vote their shares for the election of all Director Nominees.

BIOGRAPHICAL  INFORMATION RELATED TO DIRECTORS AND EXECUTIVE OFFICERS OF COMPANY

     Biographical Information concerning each nominee for Director is as follows.

     MR. NEIL T. REITHINGER has been the Company's Chairman of the Board, President and Chief Executive Officer since April 3, 1998 and previously served as Interim President from December 10, 1997. He was elected as a Director on February 18, 1997. He was elected Chief Financial Officer, Secretary and
Treasurer on October 28, 1996. Mr. Reithinger had been Controller of the Company since January 1994. Prior to joining the Company and from July 1992 through December 1993, Mr. Reithinger worked for Bank of America. He received a Bachelors degree in accounting from the University of Arizona in 1992 and his certification as a Certified Public Accountant in 1996.

     MR.  KARL  H.  RULLICH  has  been  a Director since 1991.  He was appointed
Vice-President on April 3, 1998 and has served as the Company's Director of International Sales since May 1996. Prior to April 19, 1996, he served as President, Chief Executive Officer and Treasurer of the Company. He worked as a Marketing Director, General Manager and Vice President for Pfizer Hospital Products Group in their international businesses and operations for over 25 years. Mr. Rullich holds a degree in economics from the Business College in Essen, Germany. He emigrated from Germany to the United States in 1956 and became a naturalized citizen in 1961.

     MR. O. LEE TAWES, III was nominated and elected to the Board of Directors of the Company at a Special Meeting of the Board of Directors held on March 1, 2001 by an affirmative vote of a majority of the Board of Directors. Since 1999, he has been the Managing Director of Research for C.E. Unterberg, Towbin, an investment and merchant banking firm specializing in high growth technology companies. Mr. Tawes came to C.E. Unterberg, Towbin from CIBC World Markets, where he was Director of Equity Research from 1991 to 1999. He was also Chairman of the Stock Selection Committee at CIBC, a member of the firm's Executive Committee, and Commitment Committee. From 1972 to 1990, Mr. Tawes was an analyst covering the food and diversified industries at Goldman Sachs & Co. from 1972 to 1979, and Oppenheimer from 1979 to 1990. As food analyst, he was named to the Institutional Investor All America Research Team five times from 1979 through 1989. Mr. Tawes is a graduate of Princeton University and received his MBA from Darden School at the University of Virginia.

     DR. FRANCIS CHOI was nominated and elected to the Board of Directors of the Company at a Special Meeting of the Board of Directors held on March 1, 2001 by an affirmative vote of a majority of the Board of Directors. He is the Company's major shareholder and is the Chairman and sole shareholder of Early Light International (Holdings), Ltd., one the three largest toy manufacturers in Hong Kong which he began building over 30 years ago. As a well-known and experienced toy manufacturer in the industry and an entrepreneur, Dr. Choi also holds executive positions in various toy associations and is the Chairman of E. Lite (Choi's) Holdings, Ltd., a company that owns and manages real property in Hong Kong, China and the United States. In addition and as part of his diversified investment holdings, Dr. Choi is also is the Chairman of Trustful Securities, Ltd. and Hong Kong Trustful Pharmaceutical, Ltd., the Company's exclusive marketer and distributor for Asia. Since 1999, Dr. Choi has also been a committee member of Guangdong Committee of the Chinese People's Political Consultative Conference. Dr. Choi obtained his Masters Degree in Business Administration in 1988 and received a doctorate degree at the Harbin Institute of Technology in China in 2001. Dr. Choi is the father of Carmen Choi.

     MR. SAMUEL LAM was nominated and elected to the Board of Directors of the Company at a Special Meeting of the Board of Directors held on March 1, 2001. by an affirmative vote of a majority of the Board of Directors Mr. Lam has been the Managing Director of Hong Kong Trustful Pharmaceutical, Ltd. ("HKTPCO") (the Company's exclusive marketer and distributor for Asia) since its formation in 2000, where he oversees the sales, marketing operations and development of distribution in Hong Kong, China and other Asian countries. Dr. Choi is the controlling shareholder of HKTPCO. Mr. Lam joined Early Light Industrial, Ltd., one of the three largest toy manufacturers in Hong Kong, as Marketing Director from 1997 to 1999. Mr. Lam has been such company's Assistant Managing Director since January 2000. Prior to 1997, Mr. Lam was Assistant General Manager since 1992 at Inexo, Ltd., the exclusive distributor for Samsonite in Hong Kong and China. Prior to that, Mr. Lam had held various senior marketing positions for consumer products companies throughout the past 20 years including Inchcape Hong Kong, Ltd., a subsidiary of The Inchcape Group of the United Kingdom. He received his Bachelor of Commerce degree from Dalhousie University in Canada and has also earned the memberships of several management and marketing institutes in the United Kingdom.

     MS. CARMEN CHOI was nominated and elected to the Board of Directors at a Special Meeting of the Board of Directors held on May 04, 2001 by an affirmative vote of a majority of the Board of Directors. Since August 2000, Ms. Choi has been a member of the Board of Directors of both Hong Kong Trustful Pharmaceutical Co., Ltd. (the Company's exclusive marketer and distributor for Asia) and Healthy International Limited, which is in the business of research, marketing and distribution of unique high-quality healthcare products for the promotion of a healthy life for people in Hong Kong and China and is the sister company to Hong Kong Trustful Pharmaceutical Co., Ltd. At Healthy International Limited, Ms. Choi has been actively involved in the strategic planning of sales and marketing activities of the Company's products in the Hong Kong market. Ms. Choi is also a director of Beauty Tech, a sister company to Healthy
International, which specializes in the training of skin care and beauty make-up. In addition, Ms. Choi has been a senior executive since 1998 in Early Light Industrial Co., Ltd, one the three largest toy manufacturers in Hong Kong that is owned and controlled by the Company's major shareholder, Dr. Francis Choi. She received her Bachelor of Arts degree from Pine Manor College in Boston, Massachusetts in 1997. Ms. Choi is the daughter of Dr. Francis Choi.

                                PROPOSAL NUMBER 2
          RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
                                  ACCOUNTANTS

     The Company, on January 4, 1996, engaged King, Weber & Associates, P.C. ("King, Weber") of Tempe, Arizona as its principal accountant to audit the Company's financial statements beginning with the Company's fiscal year ended December 31, 1995. King, Weber audited the Company's financial statements for the fiscal years ending December 31, 1995, 1996, 1997, 1998, 1999 and 2000.
Subsequent to the year ended December 31, 2000, King, Weber changed their name to Weber & Company, P.C. ("Weber & Co."). The Board of Directors has appointed Weber & Co., to audit the Company's financial statements for the fiscal year ended December 31, 2001. It is not anticipated that a representative of Weber & Co. will be present at the Annual Meeting of Stockholders to respond to questions or to make a statement.

VOTE  REQUIRED  AND  RECOMMENDATION
-----------------------------------

     The affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE BOARD OF DIRECTOR'S APPOINTMENT OF WEBER & CO., as the Company's independent certified public accountants for the fiscal years ending December 31, 2001.

                       Fiscal Year 2000 Audit Fee Summary
                       ----------------------------------

     During fiscal year 2000, Weber & Company, P.C. provided services in the following categories to the Company and was paid the following amounts:

Financial Audit Fees and Quarterly Review:        $17,500.00

All  Other  Fees:                                 $ 5,685.00


                              CORPORATE GOVERNANCE

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

Board  of  Directors
--------------------

     The Company's affairs are managed by the Board of Directors. During the year ended December 31, 2000, the Board of Directors met on two occasions and once through resolutions and actions taken without a meeting. Each of the Directors attended 75% or more of the meetings of the Board of Directors and the meetings held by all of the committees of the Board on which the Director served.

Director's  Compensation
------------------------

     Directors receive no compensation for serving on the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established two committees, which are authorized to act on behalf of the Board in their respective spheres: the Audit Committee and the Compensation Committee.

                                 AUDIT COMMITTEE

     The Audit Committee for 2000 was composed of Neil Reithinger, Karl H. Rullich, and Glen Holt. Mr. Holt was removed from the Audit Committee following his resignation from the Board of Directors on February 26, 2001. The Audit Committee met once during the year ended December 31, 2000. The Company's Board of Directors has not adopted a written charter for the Audit Committee. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission Rules, issues a report recommending to the Board of Directors, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB, and certain other matters, including the independence of the Company's outside public accountants. The Report of the Audit Committee is set forth below.

     The Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent the Company incorporates such report by specific reference.

                                    REPORT OF
                               THE AUDIT COMMITTEE
                         OF BAYWOOD INTERNATIONAL, INC.

     The Board of Directors of the Company has appointed an Audit Committee. The functions of the Audit Committee are focused on: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; (2) the independence of the Company's external auditors; and (3) the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets periodically to discuss the adequacies of the Company's internal financial controls and the objectivity of its financial reporting. The Committee also meets with the Company's independent auditors.

     For the fiscal year ending December 31, 2000, Neil Reithinger and, Karl Rullich and Glen Holt comprised the Audit Committee. Mr. Holt was removed from the Committee upon his resignation from the Board on February 26, 2001. Mr. Reithinger acted as the Chairman.

     The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by each of them.

     Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, and express an opinion as to whether those financial statements fairly present the financial position, results of operation and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

     For  the  fiscal  year  ending  December  31,  2000,  the  Audit Committee:

     (1) Reviewed and discussed the audited financial statements with management of the Company;

     (2) Discussed with Weber & Company, P.C., the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

     (3) Reviewed and discussed the written disclosures and the letter from the Company's independent auditors the matters relating to the auditor's independence from the Company.

     Based upon the Audit Committee's review and discussion of the matters above, the Audit Committee recommends to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


Neil Reithinger, Chairman                              March 08, 2001


Karl  Rullich,  Member                                 March 08, 2001

                             COMPENSATION COMMITTEE

     The Compensation Committee for the year ended December 31, 2000, was comprised of Neil Reithinger, Dr. Michael Shapiro and Glen Holt. Dr. Shapiro and Mr. Holt were removed from the Compensation Committee effective as of their resignation from the Company's Board of Directors on February 26, 2001. The

Compensation Committee met once during the fiscal year ending December 31, 2000. The Compensation Committee's duties includes administering grants under stock option plans, reviewing and approving salaries and other matters related to compensation of the Executive Officers of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding shares of common stock beneficially owned as of June 30, 2001 by (i) each person or group, known to the Company, who beneficially owns more than 5% of the common stock;
(ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. The percentage of beneficial ownership is based on 28,104,116 shares outstanding on June 30, 2001 plus, for each person or group, any securities that person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. Unless otherwise indicated, the following persons have sole voting and investment power with respect to the number of shares set forth opposite their names:


NAME AND ADDRESS OF            AMOUNT AND NATURE OF
 BENEFICIAL OWNER                BENEFICIAL OWNER           PERCENT OF CLASS
 ----------------                ----------------           ----------------

Francis Choi (2)                    11,301,587                    28.5%

Linda Lee (3)                        1,466,147                     3.7%

Neil Reithinger (4)                  2,102,640                     5.3%

Karl H. Rullich (5)                  2,677,000                     6.7%

Lee Tawes (6)                          970,000                     2.4%

Samuel Lam (7)                           -0-                        -

Carmen Choi (8)                          -0-                        -

  All Directors and
Executives as a Group               18,517,374                    46.7%

     (1) The address of each officer and director is 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260.

     (2) Dr. Choi is a citizen of Hong Kong, China and is a Director of the Company. Dr. Choi holds 7,301,587 common shares. Mr. Choi also holds 800,000 shares of Class E Preferred Stock that are convertible into 8,000,000 restricted common shares of the Company and owns 4,000,000 warrants to purchase 4,000,000 restricted common shares of the Company at an exercise price of $0.20.

     (3) Ms. Lee is a citizen of Hong Kong, China. Ms. Lee holds 1,466,147 common shares.

     (4) Mr. Reithinger is the Company's Chairman of the Board, President and Chief Executive Officer and Director of the Company. He holds 782,000 common shares. Mr. Reithinger also holds (a) an option, granted January 29, 1997, which expires January 29, 2007 to purchase 20,000 common shares at $0.42 per share, (b) an option, granted February 26, 1998, which expires February 26,

2008 to purchase 100,000 common shares at $0.13 per share and (c) an option granted May 13, 1999, which expires May 13, 2009 to purchase 2,500,000 common shares at $0.15 per share of which options to purchase 300,000 shares vested on the date of the option, options to purchase 350,000 shares vesting when revenues reach $3.0 million annually, options to purchase 300,000 shares vesting when the market price of the Common Stock reaches $1.00, options to purchase 400,000 shares vesting when revenues reach $5.0 million annually, options to purchase 500,000 shares vesting when revenues reach $10.0 million annually and options to purchase 600,000 shares when revenues reach $15.0 million annually. Mr. Reithinger also holds warrants to purchase 550,640 common shares at exercise prices ranging from $0.08 to $0.20 that were issued in connection with certain loans to the Company in 1999 and 2000. Members of Mr. Reithinger's immediate family hold approximately an additional 325,000 common shares for which Mr. Reithinger disclaims all beneficial interest and control.

     (5) Mr. Rullich is Vice-President, Secretary and a Director of the Company. Mr. Rullich beneficially owns 2,002,000 common shares, 505,000 shares of which are owned in joint tenancy with his wife, Florence Rullich. He also holds (a) an option, granted January 29, 1997, which expires January 29, 2007, to purchase 25,000 common shares at $0.42 per share and (b) an option, granted May 13, 1999, which expires May 13, 2009 to purchase 500,000 shares of Common Stock at $0.15 per share which expires May 13, 2009, all of which have vested. During 2000 and 2001, Mr. Rullich exercised his options to purchase 500,000 common shares at a price of $0.15 per share. Mr. Rullich also holds warrants to purchase 650,000 common shares at exercise prices ranging from $0.16 to $0.21 that were issued in connection with certain loans to the Company in the years ended December 31, 1998, 1999 and 2000.

     (6) Mr. Tawes is a Director of the Company and directly owns 970,000 common shares.

     (7)     Mr.  Lam  is  a  Director  of  the  Company.

     (8) Ms. Choi is a Director of the Company and is the daughter of Dr. Francis Choi.

Changes  in  Control

     None


                             EXECUTIVE COMPENSATION

Summary  Compensation  Table

     The table which follows sets forth compensation information for Mr. Neil Reithinger, the Company's Chief Executive Officer, (the only "Named Executive Officer" within the meaning of Regulation S-B, Item 402(a)(2) Instruction (1)), for the fiscal years ended December 31, 2000, 1999 and 1998.

                                              OTHER ANNUAL/  RESTRICTED  SECURITIES
                                                DEFERRED       STOCK     UNDERLYING   LTIP    ALL OTHER
     NAME AND                          BONUS  COMPENSATION     AWARDS     OPTIONS/   PAYOUTS   COMPEN-
PRINCIPAL POSITION   YEAR  SALARY ($)   ($)       ($)           ($)       SAR'S (#)    ($)    SATION ($)
-------------------  ----  ----------   ---       ---           ---       ---------    ---    ----------

Mr. Reithinger        00      17,500     -0-       42,500        -0-         -0-        -0-         -0-
     CEO              99      15,000     -0-       45,000        -0-     2,500,000      -0-         -0-
                      98      57,000     -0-         -0-         -0-       100,000      -0-         -0-

Stock  Options.
---------------

     No options were granted during fiscal year 2000 to any named Executive Officers.

     The following table sets forth the information with respect to the exercise of stock options during the fiscal year ended December 31, 2000.

                                                NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                             OPTIONS AT FISCAL YEAR END     IN-THE-MONEY OPTIONS AT
                   SHARES                            12/31/00               2000 FISCAL YEAR END ($)
                 ACQUIRED ON     VALUE               --------               ------------------------
NAME             EXERCISE (#)  REALIZED ($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE (1)
----             ------------  ------------  -----------  -------------  -----------  -----------------

Karl Rullich             -0-           -0-       525,000           -0-           -0-            -0-
Neil Reithinger          -0-           -0-       420,000     2,200,000           -0-            -0-


     (1) Based on a closing price of $0.094 of the Company's Common Stock on December 31, 2000.

EMPLOYMENT  CONTRACTS

     There are currently no employment contracts, severance or change-in-control agreements with any of the named executive officers of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain  Business  Relationships

     In October of 2000 the company entered into a Distribution Agreement with Hong Kong Truthful Pharmaceutical Company Limited ("HKTPCO") to be sole marketer and distributor of the Company's products in Asia. Healthy International Limited ("Healthy International"), an affiliate and marketing arm of HKTPCO, is in the business of research, marketing and distribution of unique high-quality healthcare products. Both Healthy International and HKTPCO are owned and controlled by Dr. Frances Choi, a director of the Company. The Company believes that sales to Healthy International and HKTPCO will produce a considerable amount of revenue for the Company in future periods. The Company believes that its agreement with HKTPCO is on terms no less favorable than those that could be obtained from an unaffiliated entity on an arm's length basis.

                         STOCKHOLDER PROPOSALS FOR 2002
                       AND NOMINEES TO BOARD OF DIRECTORS

     Proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be in writing and received by the Company by no later than December 31, 2001.

     The Board of Directors will consider nominees to the Board of Directors recommended by stockholders. To have a nominee considered by the Board of Directors for the 2002 Annual Meeting of the Company, the nomination must be in writing and the stockholder must provide the Board with the name of the nominee proposed by the stockholder, together with a resum of the proposed nominee setting forth the nominee's qualifications to serve as a Director for the Company, on or before December 31, 2001.

                                  OTHER MATTERS

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitations also may be made by the Company's officers, directors, or employees, personally or by telephone.

Scottsdale,  Arizona
September  17,  2001


BAYWOOD  INTERNATIONAL,  INC.

/s/  Neil  Reithinger

Neil  Reithinger
Chairman of the Board, Chief Executive Officer and President

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ---------------------------------------------------

BAYWOOD INTERNATIONAL, INC. ANNUAL MEETING TO BE HELD ON 10/29/01 FOR HOLDERS AS OF 09/17/01

CUSIP:  073260101

THE UNDERSIGNED HEREBY APPOINTS NEIL T. REITHINGER AND KARL H. RULLICH AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF BAYWOOD INTERNATIONAL, INC. HELD BY THE UNDERSIGNED ON SEPTEMBER 17, 2001, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 29, 2001 AT 11:30 A.M. AT THE HILTON SCOTTSDALE RESORT & VILLAS, 6333 NORTH SCOTTSDALE ROAD, SCOTTSDALE, AZ 85250 OR ANY ADJOURNMENT THEREOF. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

DIRECTORS                                          DIRECTORS
---------                                          ---------
                                                   (MARK X FOR ONLY ONE BOX - IF
                                                   NOT  SPECIFIED, WILL BE VOTED
                                                   FOR ALL NOMINEES)

1.   DIRECTORS RECOMMEND: A VOTE                   [_] FOR ALL NOMINEES
     FOR ELECTION OF THE FOLLOWING
     DIRECTORS:

     01-NEIL REITHINGER,
     02-KARL RULLICH,                              [_]WITHHOLD ALL NOMINEES
     03-O.  LEE  TAWES,  III,
     04-DR.  FRANCIS  CHOI,

     05-SAMUEL LAM, 06-CARMEN CHOI                 [_]WITHHOLD AUTHORITY TO VOTE
                                                   FOR  ANY  INDIVIDUAL NOMINEE.
                                                   WRITE NUMBER(S) OF NOMINEE(S)
                                                   BELOW.

                                                   USE NUMBER ONLY: ____________

                                    DIRECTORS
PROPOSAL(S)                         RECOMMEND     FOR     AGAINST    ABSTAIN
-----------                         ---------     ---     -------    -------

2.   RATIFICATION OF WEBER & CO.,                 [_]      [_]        [_]
     P.C.   FOR  AS  INDEPENDENT
     AUDITORS AS DESCRIBED IN THE
     PROXY  STATEMENT.

3.   AUTHORITY  TO  VOTE  ON  ANY    FOR          [_]      [_]        [_]
     BUSINESS THAT MAY  PROPERLY
     COME  BEFORE  THE  MEETING.


---------------------------------------------            -----------------------
SIGNATURE(S)                                             DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.